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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-9601

         Date of Report (date of earliest event reported): May 12, 2003


                           K-V PHARMACEUTICAL COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                                        43-0618919
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


      2503 SOUTH HANLEY ROAD
        ST. LOUIS, MISSOURI                                  63144
(Address of principal executive offices)                   (Zip Code)


                                 (314) 645-6600
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements.  Not applicable.

        (b)  Pro forma financial information.  Not applicable.

        (c)  Exhibits.  See Exhibit Index.

ITEM 9. REGULATION FD DISCLOSURE.

     Attached and incorporated herein by reference as Exhibit 99 is a press release issued by KV Pharmaceutical Company. This information is not being filed but rather is being furnished under Regulation FD. K-V Pharmaceutical Company has posted this Current Report on Form 8-K on its internet website at www.kvpharmaceutical.com.


                                      ***

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2003

                                        K-V PHARMACEUTICAL COMPANY



                                        By: /s/ Gerald R. Mitchell
                                            --------------------------------
                                            Gerald R. Mitchell
                                            Vice President, Treasurer and
                                            Chief Financial Officer




                                       -3-
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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
99                  Press Release issued by K-V Pharmaceutical Company on May
                    12, 2003.